Fourth-Quarter Fiscal 2018 Earnings November 6, 2018 / efficacy usability allure integrity profitability Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, the statements under “Fiscal Year 2019 Outlook” on page 13 of the presentation, “Cost Reduction Targets” on page 14 of the presentation, “First-Quarter Fiscal 2019 Outlook” on page 15 of the presentation, Ashland’s assessment on its progress towards becoming a premier specialty chemicals company and its expectations regarding its ability to drive sales and earnings growth, realize future cost reductions and complete the anticipated divestiture of its Composites business and Marl BDO facility. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility, and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this news release whether as a result of new information, future events or otherwise. Regulation G: Adjusted Results The information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, free cash flow and adjusted diluted earnings per share, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure. Such reconciliations have not been included because Ashland is unable, without unreasonable efforts, to estimate and quantify the most directly comparable U.S. GAAP components, largely because predicting future operating results is subject to many factors not in Ashland’s control and not readily predictable and that are not part of Ashland’s routine operating activities, including various domestic and international economic, political, legislative, regulatory and legal factors.

Important Information In connection with the forthcoming solicitation of proxies from stockholders in respect of Ashland’s 2019 Annual Meeting of Stockholders, Ashland will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “proxy statement”), containing a form of white proxy card. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS, INCLUDING ASHLAND’S PROXY STATEMENT AND ANY AMENDMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD, FILED WITH OR FURNISHED TO THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION ABOUT ASHLAND. Certain Information Regarding Participants Ashland, its directors and certain of its executive officers, including William A. Wulfsohn, Brendan Cummins, William G. Dempsey, Jay V. Ihlenfeld, Susan L. Main, Jerome A. Peribere, Barry W. Perry, Mark C. Rohr, Janice J. Teal, Michael J. Ward and Kathleen Wilson-Thompson, will be participants in the solicitation of proxies from stockholders in respect of the 2019 Annual Meeting of Stockholders. Information regarding the ownership of the Company’s directors and executive officers in the company by security holdings or otherwise is included in Ashland’s Annual Report on Form 10-K for the year ended September 30, 2017, which was filed with the SEC on November 20, 2017, and its proxy statement for the 2018 Annual Meeting of Stockholders, which was filed with the SEC on December 6, 2017. To the extent holdings of Ashland securities have changed since the amounts printed in the proxy statement for the 2018 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of Ashland’s Board of Directors for election at the 2019 Annual Meeting will be included in the proxy statement when it is filed by Ashland with the SEC. Stockholders may obtain free copies of the proxy statement and other relevant documents that Ashland files with the SEC on Ashland’s website at http://investor.ashland.com or from the SEC’s website at http://www.sec.gov.

Fourth Quarter Summary

Ashland Global Holdings Inc. Adjusted Results Summary1 Highlights Sales up 9% with no acquisitions/divestitures impact and including a -1 percentage point (ppt) impact from currency Reported net income was $9 million, compared to a loss of $58 million last year; income from continuing operations was $11 million or $0.17 per diluted share2 EBITDA increased to $179 million vs. $161 million prior year EPS increased to $0.97 vs. $0.78 prior year Excluding intangible amortization, EPS would have been $0.28 greater Key Drivers Strong sales growth for all three operating segments Selling, general & administrative (SG&A) expense as % of sales decreased by 210 basis points (bps) 16% effective tax rate All figures are presented on an adjusted basis except Sales, Net interest expense and Diluted share count (million shares). Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of net income to EBITDA and adjusted EBITDA, operating income to adjusted operating income, income (loss) from continuing operations to adjusted income from continuing operations and diluted earnings per share to adjusted diluted earnings per share. Unless otherwise noted, earnings are reported on a diluted share basis.

Specialty Ingredients Adjusted Results Summary1 Highlights Sales up 6% with no acquisitions / divestitures impact and including a -1 ppt impact from currency EBITDA increased to $160 million, a 13% increase versus prior year EBITDA margin increased 160 bps to 25.2% Key Drivers Strong customer demand and focus on enhanced mix of our innovative, differentiated products Asset utilization initiatives and production volumes leading to favorable cost absorption Price vs. cost – improved pricing more than offset by higher raw material costs SG&A down $7 million and nearly 250 bps as % of sales due to continued cost discipline All figures are presented on an adjusted basis except Sales. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA and operating income to adjusted operating income.

Specialty Ingredients Sales Trends by End Market1 End Market Commentary Strong overall organic sales growth of 6% Within Personal care, robust biofunctional ingredients growth offset by lower oral care sales Recently added cellulosic excipient capacity and new products contributing to double-digit growth in Pharma Healthy Adhesives pricing and product mix improvements Soft Coatings demand in China was more than offset by growth in other regions Asset utilization leading to targeted commercial wins in Construction, Energy and Performance Specialties Mid-single digit sales growth within Pharmachem; EBITDA margins before corporate allocations of 33% Currency negatively impacted sales growth by 1 ppt during the fourth quarter2 Performance Specialties Average USD / EUR of $1.16 in current quarter compared to $1.17 in prior-year period.

Composites Adjusted Results Summary1 Highlights Sales up 8% including a -2 ppts impact from currency EBITDA of $20 million Key Drivers Sales growth led by a strong quarter in North America Pricing in excess of raw-material cost inflation SG&A as a % of sales consistent with the prior-year period All figures are presented on a GAAP basis except EBITDA and EBITDA as a percent of sales. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA and operating income to adjusted operating income.

Intermediates & Solvents Adjusted Results Summary1 Highlights Sales up 32% EBITDA increased to $15 million EBITDA margin increased 220 bps to 18.1% Key Drivers Strong operational performance Execution of price increases for the 9th consecutive quarter drove expanded margins versus prior year Global demand for butanediol (BDO) and derivatives remains healthy All figures are presented on an adjusted basis except Sales and Selling, general and admin./R&D costs. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA and operating income to adjusted operating income.

Fiscal Year Summary

Ashland Global Holdings Inc. Fiscal Year 2018 Summary1 Full Year Highlights Sales up 15% to $3.7 billion Double-digit sales growth in all three segments Adjusted EBITDA up 20% to $683 million All three segments generated Adjusted EBITDA within or above the outlook ranges presented at the beginning of the fiscal year Adjusted EPS up 47% to $3.58 Operating cash flow of $344 million Capital expenditures of $185 million Free cash flow2 (FCF) of $159 million, inclusive of $39 million of separation and restructuring-related costs Announced planned divestiture of Composites and BDO facility in Marl, Germany Announced $120 million cost reduction program Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of net income to EBITDA and adjusted EBITDA and diluted earnings per share to adjusted diluted earnings per share. Non-GAAP measure. Definition of free cash flow: operating cash flow less capital expenditures and other items Ashland has deemed non-operational (if applicable).

Outlook Summary

Ashland Global Holdings Inc. Fiscal Year 2019 Outlook Highlights Outlook provided on a current-operations basis Update to be provided following a Composites/Marl divestiture announcement Growth driven by: ~2 - 3% Specialty Ingredients sales growth Mid-single-digit growth in Specialty Ingredients’ Adjusted EBITDA plus $20 million of savings from the ongoing cost reduction program Assumes USD/EUR of $1.15 for the full year1 Based on an effective tax rate in the range of 15 -17% for the year Cash tax rate in the range of 15 - 17% Expected free cash flow of ~$230 million, inclusive of an estimated $40 million of separation and restructuring-related costs Estimated currency sensitivity, primarily driven by the Euro, of approximately $1.5 million of annual adjusted EBITDA or YOY Euro cent change.

Ashland Global Holdings Inc.

Cost Reduction Targets

As presented on July 31, 2018

$120 million cost savings components[1]


Campuses
Labs
Manufacturing facilities
Third party
Transfer with sale
Direct headcount
Resource group headcount

$50 million Specialty Ingredients reduction

$70 million of transferred / stranded costs

Expected Timing

- ~$20 million run rate[2] by 9/30/18
- ~$50 million run rate[2] by 12/31/18
- ~$60 - $70 million realized savings in FY2019
- ~$20 million realized savings in Specialty Ingredients in FY2019
- ~$120 million run rate[2] by 12/31/19

On track to achieve all cost reduction targets

1 Manufacturing facilities cost reductions will appear as a reduction to cost of goods sold.
2 Run-rate savings are cost savings that have been achieved and will be realized in future periods.

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Ashland™ always solving

Highlights Expect Q1 adjusted EPS in the range of $0.55 - $0.65 vs. $0.42 prior year1 Outlook assumes effective tax rate of 16% vs. 18% prior year Outlook provided on a current-operations basis Update to be provided following a Composites/Marl divestiture announcement Key Drivers Continued strong year-over-year EBITDA growth in Specialty Ingredients Inclusive of normal December-quarter seasonality patterns Composites and I&S contribution consistent with recent results Expected divestiture of Composites and Marl BDO facility remains on track Ashland Global Holdings Inc. First-Quarter Fiscal 2019 Outlook Non-GAAP measure. Appendix C reconciles reported adjusted amounts to amounts reported under GAAP, including reconciliations of diluted earnings per share to adjusted diluted earnings per share. Forecasted information is not reconciled to applicable US GAAP captions.

Appendix A: Key Items and Balance Sheet

Fourth Fiscal Quarter – Continuing Operations Key Items Affecting Income

Liquidity and Net Debt ($ in millions)

Appendix B: Business Profiles 12 Months Ended September 30, 2018

Corporate Profile By business unit By geography 1For 12 months ended September 30, 2018. 2Ashland includes only U.S. and Canada in its North America designation. North America2 40% Asia Pacific 17% Latin America/ Other - 8% Europe 35% Specialty Ingredients 66% Intermediates and Solvents 9% Composites 25% Sales1 - $3.7 Billion

Corporate Profile For 12 months ended September 30, 2018. Non-GAAP measure. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA. NYSE Ticker Symbol: ASH Total Employees: ~6,000 Outside North America ~45% Number of Countries in Which Ashland Has Sales: More than 100 Specialty Ingredients 79% Intermediates and Solvents 8% Adjusted EBITDA1 - $683 Million

Specialty Ingredients

A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals



Sales by Market[2]
Pharma 16%
Nutrition & Other Consumer Specialties 8%
Coatings 14%
Construction 5%
Energy 2%
Other Industrial Specialties 7%
Adhesives 14%
Personal Care 24%
Pharmachem 10%
Sales by Product
PVP 17%
Actives – 6%
Vinyl Ethers 6%
Pharmachem 10%
Other 13%
Cellulosics 34%
Adhesives 14%
Sales by Geography
Europe 33%
Asia Pacific 18%
Latin America/ Other – 9%
North America 40%

For 12 Months Ended September 30, 2018

Sales: $2.5 billion

Adjusted EBITDA: $574 million[1]

Adjusted EBITDA Margin: 23.2%[1]

1 Non-GAAP measure. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA.

2 Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue.

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Ashland™ always solving

Composites Sales by Geography For 12 Months Ended September 30, 2018 Sales: $942 million Adjusted EBITDA: $95 million1 Adjusted EBITDA Margin: 10.1%1 Sales by Product UPR/VER2 85% Gel coats and other 15% Construction: Residential 17% Marine 22% Construction: Industrial 41% Sales by Market North America 45% Asia Pacific – 14% Europe 34% Latin America/ Other 7% Transportation 12% Construction: Infrastructure 8% A global leader in unsaturated polyester resins, vinyl ester resins and gel coats Non-GAAP measure. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA. UPR stands for unsaturated polyester resins and VER stands for vinyl ester resins.

Intermediates and Solvents Sales by Geography For 12 Months Ended September 30, 2018 Sales: $331 million Adjusted EBITDA: $61 million1 Adjusted EBITDA Margin: 18.4%1 Sales by Product Butanediol 45% Derivatives 55% General Industrial 26% Plastics/ Polymers 37% Sales by Application North America 21% Asia Pacific 15% Europe 61% Latin America/ Other 3% A global leader in butanediol and related derivatives Pharma 15% Agriculture 5% Non-GAAP measure. Appendix C reconciles adjusted amounts to amounts reported under GAAP, including reconciliations of operating income to adjusted EBITDA.

Appendix C: Non-GAAP Reconciliation1 Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data for 12 Months Ended September 30, 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended September 30, 2018 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Represents the tax effect of the key items that are previously identified above. 2 Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Segment Components of Key Items for Applicable Income Statement Captions for 3 Months Ended September 30, 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Represents the tax effect of the key items that are previously identified above. 2 Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Free Cash Flow and Adjusted Operating Income for 3 Months Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Free cash flow is defined as cash flows provided (used) by operating activities less additions to property, plant and equipment and other items Ashland has deemed non-operational (if applicable). ($ millions)

Ashland Global Holdings Inc. Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Depreciation and amortization excludes accelerated depreciation of $1 million and $6 million for the three months ended September 30, 2018 and 2017, respectively. ($ millions)

Specialty Ingredients, Composites, Intermediates and Solvents Reconciliation of Non-GAAP Data – Adjusted EBITDA for 3 Months Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Depreciation and amortization excludes accelerated depreciation of $1 million and $3 million for Specialty Ingredients for the three months ended September 30, 2018 and 2017, respectively.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Income from Continuing Operations for 3 Months Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions enacted during 2018. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act during 2018. Uncertain tax positions: Includes the impact from the settlement of uncertain tax positions with various tax authorities during 2018. Restructuring and separation activity: Includes the impact from company-wide restructuring activities during 2018 and the separation of Valvoline during 2017. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Other tax reform: Includes the impact of other items related to the Tax Act and other tax law changes enacted during 2018. These adjustments include the impact from the deductibility of compensation items and miscellaneous state tax items. Valuation allowances: Includes the impact from net operating loss and foreign tax credit valuation allowances during 2018 and 2017. Foreign dividends: Includes the impact from a significant deemed dividend inclusion in the U.S. during 2017. This deemed dividend transaction allowed Ashland to utilize foreign tax credit carryforwards which may have otherwise expired. This transaction was driven in part by projected changes to Ashland’s business and tax profile as a result of the Valvoline separation. ($ millions)

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Diluted EPS from Continuing Operations for 3 Months Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions enacted during 2018. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act during 2018. Uncertain tax positions: Includes the impact from the settlement of uncertain tax positions with various tax authorities during 2018. Restructuring and separation activity: Includes the impact from company-wide restructuring activities during 2018 and the separation of Valvoline during 2017. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Other tax reform: Includes the impact of other items related to the Tax Act and other tax law changes enacted during 2018. These adjustments include the impact from the deductibility of compensation items and miscellaneous state tax items. Valuation allowances: Includes the impact from net operating loss and foreign tax credit valuation allowances during 2018 and 2017. Foreign dividends: Includes the impact from a significant deemed dividend inclusion in the U.S. during 2017. This deemed dividend transaction allowed Ashland to utilize foreign tax credit carryforwards which may have otherwise expired. This transaction was driven in part by projected changes to Ashland’s business and tax profile as a result of the Valvoline separation.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Free Cash Flow and Adjusted Operating Income for Years Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Free cash flow is defined as cash flows provided (used) by operating activities less additions to property, plant and equipment and other items Ashland has deemed non-operational (if applicable). ($ millions)

Ashland Global Holdings Inc. Reconciliation of Non-GAAP Data – Adjusted EBITDA for Years Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Depreciation and amortization excludes accelerated depreciation of $14 million and $19 million for 2018 and 2017, respectively. ($ millions)

Specialty Ingredients, Composites, Intermediates and Solvents Reconciliation of Non-GAAP Data – Adjusted EBITDA for Years Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% ($ millions) 1Depreciation and amortization excludes accelerated depreciation of $6 million and $14 million for Specialty Ingredients for the years ended September 30, 2018 and 2017, respectively.

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Income from Continuing Operations for Years Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions enacted during 2018. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act during 2018. Uncertain tax positions: Includes the impact from the settlement of uncertain tax positions with various tax authorities during 2018. Restructuring and separation activity: Includes the impact from company-wide restructuring activities during 2018 and the separation of Valvoline during 2017. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Other tax reform: Includes the impact of other items related to the Tax Act and other tax law changes enacted during 2018. These adjustments include the impact from the deductibility of compensation items and miscellaneous state tax items. Valuation allowances: Includes the impact from net operating loss and foreign tax credit valuation allowances during 2018 and 2017. Foreign dividends: Includes the impact from a significant deemed dividend inclusion in the U.S. during 2017. This deemed dividend transaction allowed Ashland to utilize foreign tax credit carryforwards which may have otherwise expired. This transaction was driven in part by projected changes to Ashland’s business and tax profile as a result of the Valvoline separation. ($ millions)

Ashland Global Holdings Inc. and Consolidated Subsidiaries Reconciliation of Non-GAAP Data – Adjusted Diluted EPS from Continuing Operations for Years Ended September 30, 2018 and 2017 North America2 __% Asia Pacific __% Latin America/ Other - _% Europe __% Ashland Specialty Ingredients __% Ashland Performance Materials __% Valvoline __% 1Represents the tax effect of the key items that are previously identified above. 2Represents key items resulting from tax specific financial transactions, tax law changes or other matters that fall within the definition of tax specific key items. These tax specific key items included the following: Deferred tax rate changes: Includes the impact from the remeasurement of Ashland’s domestic deferred tax balances resulting from the enactment of the Tax Cuts and Jobs Act (Tax Act) as well as the impact from rate changes for other jurisdictions enacted during 2018. One-time transition tax: Includes the one-time transition tax expense resulting from the enactment of the Tax Act during 2018. Uncertain tax positions: Includes the impact from the settlement of uncertain tax positions with various tax authorities during 2018. Restructuring and separation activity: Includes the impact from company-wide restructuring activities during 2018 and the separation of Valvoline during 2017. These adjustments related to various tax impacts including state tax costs, foreign tax costs and other tax account adjustments. Other tax reform: Includes the impact of other items related to the Tax Act and other tax law changes enacted during 2018. These adjustments include the impact from the deductibility of compensation items and miscellaneous state tax items. Valuation allowances: Includes the impact from net operating loss and foreign tax credit valuation allowances during 2018 and 2017. Foreign dividends: Includes the impact from a significant deemed dividend inclusion in the U.S. during 2017. This deemed dividend transaction allowed Ashland to utilize foreign tax credit carryforwards which may have otherwise expired. This transaction was driven in part by projected changes to Ashland’s business and tax profile as a result of the Valvoline separation.

® Registered trademark, Ashland or its subsidiaries, registered in various countries ™ Trademark, Ashland or its subsidiaries, registered in various countries